UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                March 10, 2006

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

271 Mill Road, Quorum Office Park
Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                        ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 10, 2006, Datawatch Corporation (the “Registrant”) entered into an agreement to purchase assets from ClearStory Systems, Inc. (the “Seller”), which comprise the Seller’s Integrated Document Archiving and Retrieval Systems (“IDARS”) business.  Under the terms of the asset purchase agreement (the “Asset Purchase Agreement”), dated as of March 10, 2006, between the Registrant and the Seller, the Registrant will purchase the IDARS products and other intellectual property, be assigned certain customer contracts, and assume certain liabilities related to Seller’s IDARS business.  Registrant will pay cash consideration of approximately $4.3 million at the closing, plus an 18-month earn-out calculated by multiplying the net revenues derived from the IDARS product sales by 30%.  The Registrant intends to hire the 14 current employees of Seller employed in the IDARS business.  The closing of the Asset Purchase Agreement is subject to certain conditions, including the mailing of an information statement to the Seller’s shareholders.  The transaction currently is expected to be completed in April, 2006.

                In connection with the Asset Purchase Agreement, CIP Capital LP, Selway Partners, LLC, CSSMK, LLC,  Selway Management, Inc., SCP Private Equity Partners II, LLC and Mitchell Klein (including affiliates), which constitute the controlling stockholders of the Seller and own approximately 80% of the outstanding voting shares, have executed an irrevocable written consent of stockholders, pursuant to which such stockholders have approved the Asset Purchase Agreement and voted their shares of the Seller’s common stock and preferred stock in favor of the transaction.

                A copy of the press release announcing the Asset Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing summary description of the Asset Purchase Agreement is qualified in its entirety by the full text of the agreement.

Item 9.01               Financial Statements and Exhibits.

                (c)           Exhibits

                                The following Exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Asset Purchase Agreement dated as of March 10, 2006 between Datawatch Corporation and ClearStory Systems, Inc.
99.1	Press Release dated March 13, 2006

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date:	March 14, 2006
		By:	/s/ Robert W. Hagger
		Name:	Robert W. Hagger
		Title:	President and Chief Executive Officer